UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 23, 2014

Rose Rock Midstream, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, Oklahoma 74136-4216
(Address of principal executive offices)

(918) 524-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 23, 2014, Rose Rock Midstream, L.P. (the “Partnership”) filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated June 23, 2014 (the “Initial Form 8-K”), to report that the Partnership acquired the remaining 33.34% of the outstanding membership interests in SemCrude Pipeline, L.L.C. from SemGroup Corporation and certain of its subsidiaries (the “Drop-Down Transaction”). SemCrude Pipeline, L.L.C. owns a 51% membership interest in White Cliffs Pipeline, L.L.C., which owns a 527-mile pipeline system that transports crude oil from Platteville, Colorado in the Denver-Julesburg Basin to Cushing, Oklahoma. This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present certain financial statements of SemCrude Pipeline, L.L.C. and to present certain unaudited pro forma financial statements of the Partnership in connection with the Drop-Down Transaction.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The audited balance sheets of SemCrude Pipeline, L.L.C. as of December 31, 2013 and 2012 and the related statements of income, changes in members’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011, and the related notes thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheets of SemCrude Pipeline, L.L.C. as of March 31, 2014 and December 31, 2013 and the related statements of income and cash flows for the three months ended March 31, 2014 and 2013, and the related statements of changes in members’ equity for the three months ended March 31, 2014 and the year ended December 31, 2013, and the related notes thereto, are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)    Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Partnership as of March 31, 2014 and the unaudited pro forma condensed consolidated statements of income of the Partnership for the three months ended March 31, 2014 and the year ended December 31, 2013, each showing the pro forma effect of the Drop-Down Transaction and certain other related transactions, are filed as Exhibit 99.6 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)    Exhibits.

The following documents are filed or furnished as exhibits to this Current Report on Form 8-K/A. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.

Exhibit No.	Description
2.1
Contribution Agreement, dated as of June 23, 2014, by and among SemGroup Corporation, Rose Rock Midstream Holdings, LLC, Rose Rock Midstream GP, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream Operating, LLC (filed as Exhibit 2.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

23.1	Consent of BDO USA, LLP with respect to the audited financial statements of SemCrude Pipeline, L.L.C.

99.1
Press Release dated June 23, 2014 issued by Rose Rock Midstream, L.P. (furnished as Exhibit 99.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

99.2	Updated disclosure regarding Adjusted EBITDA (furnished as Exhibit 99.2 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

99.3	Press Release dated June 23, 2014 issued by Rose Rock Midstream, L.P. (filed as Exhibit 99.3 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

99.4
The audited balances sheets of SemCrude Pipeline, L.L.C. as of December 31, 2013 and 2012 and the related statement of operations, changes in member’s equity and cash flows for the years ended December 31, 2013, 2012 and 2011, and the related notes thereto.

99.5
The unaudited balance sheets of SemCrude Pipeline, L.L.C. as of March 31, 2014 and December 31, 2013 and the related statements of operations and cash flows for the three months ended March 31, 2014 and 2013, and the related statement of changes in member’s equity for the three months ended March 31, 2014, and the related notes thereto.

99.6
The unaudited pro forma condensed consolidated balance sheet of Rose Rock Midstream, L.P. as of March 31, 2014 and the unaudited pro forma condensed consolidated statements of income of Rose Rock Midstream, L.P. for the three months ended March 31, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE ROCK MIDSTREAM, L.P.

By:    Rose Rock Midstream GP, LLC
its general partner

Date: July 29, 2014
By:     /s/ Robert N. Fitzgerald_________________
Robert N. Fitzgerald
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following documents are filed or furnished as exhibits to this Current Report on Form 8-K/A. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.

Exhibit No.	Description
2.1
Contribution Agreement, dated as of June 23, 2014, by and among SemGroup Corporation, Rose Rock Midstream Holdings, LLC, Rose Rock Midstream GP, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream Operating, LLC (filed as Exhibit 2.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

23.1	Consent of BDO USA, LLP with respect to the audited financial statements of SemCrude Pipeline, L.L.C.

99.1
Press Release dated June 23, 2014 issued by Rose Rock Midstream, L.P. (furnished as Exhibit 99.1 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

99.2	Updated disclosure regarding Adjusted EBITDA (furnished as Exhibit 99.2 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

99.3	Press Release dated June 23, 2014 issued by Rose Rock Midstream, L.P. (filed as Exhibit 99.3 to Rose Rock Midstream, L.P.’s Current Report on Form 8-K (File No. 001-35365), filed on June 23, 2014).

99.4
The audited balances sheets of SemCrude Pipeline, L.L.C. as of December 31, 2013 and 2012 and the related statement of operations, changes in member’s equity and cash flows for the years ended December 31, 2013, 2012 and 2011, and the related notes thereto.

99.5
The unaudited balance sheets of SemCrude Pipeline, L.L.C. as of March 31, 2014 and December 31, 2013 and the related statements of operations and cash flows for the three months ended March 31, 2014 and 2013, and the related statement of changes in member’s equity for the three months ended March 31, 2014, and the related notes thereto.

99.6
The unaudited pro forma condensed consolidated balance sheet of Rose Rock Midstream, L.P. as of March 31, 2014 and the unaudited pro forma condensed consolidated statements of income of Rose Rock Midstream, L.P. for the three months ended March 31, 2014 and the year ended December 31, 2013.

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